SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 28, 2003
                                                         -----------------

                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)


   Delaware                       333-106925                    74-2440850
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(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)


              745 Seventh Avenue, 7th Floor
                  New York, New York                              10019
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       (Address of principal executive offices)                 (Zip Code)



           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
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    (Former name and former address, if changed since last report)

ITEM 5. Other Events.

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-106925 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $1,519,439,100.00 in aggregate principal amount Class 1-A, Class 2-A, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A4, Class 3-A5, Class 3-A6, Class 3-A7, Class 3-A8, Class 3-AX, Class 3-PAX, Class 4-A, Class 4-AX, Class 5-A, Class 5-AX, Class 5-PAX, Class 6-A, Class 7-A, Class 8-A1, Class 8-A2, Class 8-AX, Class B1-I, Class B1-I-X, Class B2-I, Class B2-I-X, Class B1-II, Class B1-II-X, Class B2-II, Class B2-II-X, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-37A on November 28, 2003. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated August 26, 2003, as supplemented by the Prospectus Supplement, dated November 25, 2003, as supplemented by a supplement to the Prospectus Supplement, dated December 4, 2003 (collectively, the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of November 1, 2003, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and JPMorgan Chase Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A, Class 2-A, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A4, Class 3-A5, Class 3-A6, Class 3-A7, Class 3-A8, Class 3-AX, Class 3-PAX, Class 4-A, Class 4-AX, Class 5-A, Class 5-AX, Class 5-PAX, Class 6-A, Class 7-A, Class 8-A1, Class 8-A2, Class 8-AX, Class B1-I, Class B1-I-X, Class B2-I, Class B2-I-X, Class B1-II, Class B1-II-X, Class B2-II, Class B2-II-X, Class B3, Class B4, Class B5, Class B6, Class P-I, Class P-II, Class P-III, Class P-IV, Class CX and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of eight pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $1,534,027,433.23 as of November 1, 2003. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 7. Financial Statements; Pro Forma Information and Exhibits.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits:

            1.1 Terms Agreement, dated November 24, 2003, between Structured Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

            4.1 Trust Agreement, dated as of November 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and JPMorgan Chase Bank, as Trustee.

            99.1 Mortgage Loan Sale and Assignment Agreement, dated as of November 1, 2003, between Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

            99.2 Servicing Agreement, dated as of November 1, 2003, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

            99.3 Transfer Notice, dated as of November 1, 2003, between Colonial Savings, F.A. and Lehman Brothers Holdings Inc.

            99.4 Reconstituted Servicing Agreement, dated as of November 1, 2003, between Cendant Mortgage Corporation and Lehman Brothers Holdings Inc.

            99.5 Reconstituted Servicing Agreement, dated as of November 1, 2003, between SIB Mortgage Corp. and Lehman Brothers Holdings Inc.

            99.6 Reconstituted Servicing Agreement, dated as of November 1, 2003, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers Holdings Inc.

            99.7 Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings, F.A.

            99.8 Mortgage Loan Flow Purchase, Sale and Servicing Agreement dated as of May 29, 2001, by and among Lehman Brothers Bank, FSB, Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as amended by Amendment Number 1, dated as of June 18, 2001.

            99.9 Flow Interim Servicing Agreement, dated as of June 10, 2002, between Lehman Brothers Bank, FSB and SIB Mortgage Corp., as amended by Amendment No. 1, dated as of November 1, 2002.

            99.10 Seller's Warranties and Servicing Agreement, dated as of October 1, 2003, by and between Lehman Brothers Bank, FSB and Wells Fargo Home Mortgage, Inc. (WFHM 2003-W62).

            99.11 Seller's Warranties and Servicing Agreement, dated as of October 1, 2003, by and between Lehman Brothers Bank, FSB and Wells Fargo Home Mortgage, Inc. (WFHM 2003-W67).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STRUCTURED ASSET SECURITIES CORPORATION


                                      By: /s/ Michael C. Hitzmann
                                          -----------------------
                                      Name: Michael C. Hitzmann
                                      Title: Vice President

Date:  December 12, 2003

                                  EXHIBIT INDEX

Exhibit No.                        Description                          Page No.
-----------                        -----------                          --------

1.1         Terms Agreement, dated November 24, 2003, between
            Structured Asset Securities Corporation, as Depositor and Lehman Brothers Holdings Inc., as the Underwriter.

4.1         Trust Agreement, dated as of November 1, 2003, among
            Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and JPMorgan Chase Bank, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of November 1, 2003, between Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

99.2 Servicing Agreement, dated as of November 1, 2003, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

99.3 Transfer Notice, dated as of November 1, 2003, between Colonial Savings, F.A. and Lehman Brothers Holdings Inc.

99.4 Reconstituted Servicing Agreement, dated as of November 1, 2003, between Cendant Mortgage Corporation and Lehman
            Brothers Holdings Inc.

99.5 Reconstituted Servicing Agreement, dated as of November 1, 2003, between SIB Mortgage Corp. and Lehman Brothers
            Holdings Inc.

99.6 Reconstituted Servicing Agreement, dated as of November 1, 2003, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers Holdings Inc.

99.7 Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings, F.A.

99.8 Mortgage Loan Flow Purchase, Sale and Servicing Agreement dated as of May 29, 2001, by and among Lehman Brothers Bank, FSB, Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as amended by Amendment Number 1, dated as of June 18, 2001.

99.9 Flow Interim Servicing Agreement, dated as of June 10, 2002, between Lehman Brothers Bank, FSB and SIB Mortgage Corp., as amended by Amendment No. 1, dated as of November 1, 2002.

99.10 Seller's Warranties and Servicing Agreement, dated as of October 1, 2003, by and between Lehman Brothers Bank, FSB and Wells Fargo Home Mortgage, Inc. (WFHM 2003-W62).

99.11 Seller's Warranties and Servicing Agreement, dated as of October 1, 2003, by and between Lehman Brothers Bank, FSB and Wells Fargo Home Mortgage, Inc. (WFHM 2003-W67).